UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 11, 2020

Comcast Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or other jurisdiction of incorporation)
001-32871 (Commission File Number)		27-0000798 (IRS Employer Identification No.)

One Comcast Center Philadelphia, PA (Address of Principal Executive Offices)	19103-2838 (Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	CMCSA	NASDAQ Global Select Market
0.250% Notes due 2027	CMCS27	NASDAQ Global Market
1.500% Notes due 2029	CMCS29	NASDAQ Global Market
0.750% Notes due 2032	CMCS32	NASDAQ Global Market
1.875% Notes due 2036	CMCS36	NASDAQ Global Market
1.250% Notes due 2040	CMCS40	NASDAQ Global Market
9.455% Guaranteed Notes due 2022	CMCSA/22	New York Stock Exchange
5.50% Notes due 2029	CCGBP29	New York Stock Exchange
2.0% Exchangeable Subordinated Debentures due 2029	CCZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On August 11, 2020, Comcast Corporation notified The Bank of New York Mellon, as trustee, that it will redeem its (i) $1 billion aggregate principal amount of 3.125% Notes due July 15, 2022 (the “3.125% Notes”) in full at the redemption price calculated in accordance with the indenture governing such 3.125% Notes, (ii) $750 million aggregate principal amount of 2.85% Notes due January 15, 2023 (the “2.85% Notes”) in full at the redemption price calculated in accordance with the indenture governing such 2.85% Notes and (iii) $1.1 billion aggregate principal amount of 2.75% Notes due March 1, 2023 (the “2.75% Notes”) in full at the redemption price calculated in accordance with the indenture governing such 2.75% Notes, in each case, plus accrued and unpaid interest. The redemption date for the 3.125% Notes, the 2.85% Notes and the 2.75% Notes will be September 10, 2020.

In addition, on August 11, 2020, NBCUniversal Media, LLC notified The Bank of New York Mellon, as trustee, that it will redeem its $1 billion aggregate principal amount of 2.875% Notes due January 15, 2023 (the “2.875% Notes”) in full at the redemption price calculated in accordance with the indenture governing such 2.875% Notes, plus accrued and unpaid interest. The redemption date for the 2.875% Notes will be September 10, 2020.

This Current Report on Form 8-K is not a notice of redemption for any of the 3.125% Notes, the 2.85% Notes, the 2.75% Notes or the 2.875% Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date:	August 11, 2020	By:	/s/ Jason S. Armstrong
			Name:	Jason S. Armstrong
			Title:	Executive Vice President and Treasurer